UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

      Date of Report (Date of earliest event reported): September 13, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



 ==============================================================================

Item No. 8.01    Press release dated 13 September, 2004 - Post AGM Announcement





                                                                 Press enquiries
                   David Beck tel +44 207 306 1490; email david.beck@marconi.com
                                                             Investor enquiries:
           Heather Green tel: +44 207 306 1735; email: heather.green@marconi.com


                     AGM Results of Polls on the Resolutions


London - 13 September 2004 - Marconi Corporation plc (London: MONI and NASDAQ:
MRCIY) (the 'Company') announces the results of the poll taken at its AGM, held earlier today:


Res'n   Description                   For           Against          With-held
                                    Votes       %     Votes      %       Votes

1   To receive the report &     111583082   99.74    296184   0.28     1683540
    accounts

2   To approve the              107161862   97.72   2504602   2.28     3896375
    directors' remuneration
    report

3   To reappoint Mr D F         113138422   99.99      6275   0.01      417844
    McWilliams as a
    Director

4   To reappoint Mr P S         110203067   99.62    420350   0.38     2939158
    Binning as a Director

5   To reappoint Mr P C F       113136931   99.99      7465   0.01      418135
    Hickson as a Director

6   To reappoint Deloitte &     110648363   98.98   1134958   1.02     1779319
    Touche LLP as
    Auditors

7   To authorise the            112700622   99.26    842823   0.74       19149
    Directors to determine
    the remuneration of the
    Auditors

8   To authorise the            113491816   99.96     45813   0.04       24463
    directors to allot
    relevant securities
    in accordance with
    article 7.1 of the
    Company articles
    of association

9   To authorise the            113389601   99.87    149518   0.13       23126
    directors to allot
    relevant securities
    in accordance with
    article 7.2 of the
    Company articles
    of association

10   To authorise the            113405613   99.88    139135   0.12       17722
     directors to make
     market purchases
     of the Company's
     ordinary shares

11   To authorise the            107044702   95.02   5613232   4.98      904250
     Company to make EU
     political
     donations and incur EU
     political expenditure

12   To authorise Marconi        107044172   95.02   5613788   4.98      904230
     Communications Ltd to
     to make EU political
     donations and incur EU
     political expenditure

13   To authorise Albany         107044314   95.02   5614284   4.98      903592
     Partnership Ltd to to
     make EU political donations
     and incur EU political
     expenditure

14   To authorise Marconi        107044161   95.02   5613363   4.98      904660
     Communications GmbH to
     to make EU political
     donations and incur EU
     political expenditure

15   To authorise Marconi        107074641   95.04   5583391   4.96      904146
     Montage & Inbetriebnahme
     GmbH to make EU
     political donations and
     incur EU
     political expenditure

 16  To authorise Marconi        107173833   95.13   5484036   4.87      904132
     Communications SpA to
     make EU political donations
     and incur EU political
     expenditure

17   To authorise Marconi        107174040   95.13   5484518   4.87      903434
     Sud SpA to make EU
     political donations and
     incur EU political
     expenditure

18   To approve and adopt        108665520   96.46   3993081   3.54       90365
     the Marconi Sharesave
     Plan

Accordingly, each of the resolutions was duly passed by the required majority. In total 58 shareholders holding, in aggregate, 26,192 shares attended the meeting in person.

Copies of these resolutions, and this announcement, shall be available shortly at the UKLA Document Viewing Facility, which is situated at Financial Services Authority, 25 The North Colonnade, Canary Wharf, London E14 5HS. Tel: 020 7676 1000.

Copies of this announcement are also available from the offices of Cazenove & Co. Ltd for two business days from the date hereof.


ENDS/...
About Marconi Corporation plc
Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on NASDAQ under the ticker MRCIY. Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Form 10-K report filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: September 13 2004